As filed with the Securities and Exchange Commission on July 1, 2003

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                   July 1, 2003

                       Shells Seafood Restaurants, Inc.
          (Exact name of registrant as specified in its charter)

            Delaware              0-28258                65-0427966
(State or other jurisdiction  (Commission file number)   (IRS employer
      of incorporation)                                 identification No.)

         16313 N. Dale Mabry Hwy, Ste 100, Tampa, FL  33618
               (Address of principal executive offices)

           Registrant's telephone number, including area code:
                               (813) 961-0944

                               Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.
--------------------------------------------------
Shells Seafood Restaurants, Inc. today issued a press release announcing that casual dining veteran
Leslie Christon will join the company as CEO and President.

Christon will begin in the new post on July 7.

A copy of the press release follows as Exhibit 99.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2003        SHELLS SEAFOOD RESTAURANTS, INC.


                            By: /s/ Philip R. Chapman
                            Philip R. Chapman
                            Chairman of the Board

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INDEX TO EXHIBITS

99     Press Release dated July 1, 2003.

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